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                                                                    Exhibit 10.7


AMENDED AND RESTATED OPTION AGREEMENT

between

GERRIT VAN URK

and

ALBERT VAN URK

and

GUY REDFORD

and

TECHNOR INTERNATIONAL INC.


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1       DEFINITIONS

        In this agreement, unless the context indicates otherwise, the words and expressions set out below shall have the meanings assigned to them and cognate expressions shall have a corresponding meaning, namely:

1.1     "the/this Agreement" means this option agreement;

1.2 "Business Day" means any day other than a Saturday, Sunday or public holiday in the RSA, within the meaning of the Public Holidays Act, 1994 of the RSA;

1.3     "Option" means the option granted to Technor by the Shareholders in 3.1;

1.4 "Option Agreement" means the original option agreement entered into between the Shareholders and Technor on 26 May 1998;

1.5 "RSA" means the Republic of South Africa, being the nine provinces identified in section 103 of the Constitution of the Republic of South Africa, 1996;

1.6     "Shareholders" means Gerrit van Urk, Albert van Urk and Guy Redford;


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1.7     "Shares" means all the ordinary par value shares of R1,00 in the issued share capital of Wasp;

1.8 "Share Sale Agreement" means the share sale agreement to be entered into between the Shareholders and Technor for the sale of the Shares to Technor by the Shareholders on the exercise of the Option by Technor, in
        SCHEDULE 1;

1.9 "Technor" means Technor International Inc., a corporation registered in Nevada, United States of America with an office at Satraangsvagen 88, S-18237 Danderyd, Sweden;

1.10 "Wasp" means Wasp International (Pty) Ltd, Reg No 93/00271/07, a private company with limited liability incorporated under the laws of the RSA.


2       PREAMBLE

        It is recorded for the purpose of elucidating the operative provisions of this Agreement, that it is being entered into in the following circumstances:


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2.1     Technor wishes to obtain the right and option to acquire all the equity in Wasp in order to secure technologies which may be developed by Wasp from time to time;

2.2 the Shareholders have accordingly agreed to grant the right and option to Technor to acquire the Shares and Technor has agreed to acquire such right and option on the terms and conditions set out in this Agreement;

2.3 Technor and the Shareholders entered into the Option Agreement and have also agreed, in order to properly and fully achieve the objectives set out in 2.1 and 2.2, to amend and restate the Option Agreement on the terms and conditions set forth herein.


3       OPTION

3.1 The Shareholders hereby irrevocably grant to Technor the non-transferable and non-assignable right and option to acquire the Shares from them by delivering a notice of exercise of the option in accordance with 5 on or before 30 May 1999.

3.2 The purchase price due and payable by Technor to the Shareholders on exercise of the Option and execution of the Share Sale Agreement shall be US$450 000,00.

3.3 The parties record the stamp duty payable on the transfer of the Shares into Technor's name on the exercise of the Option and execution of the Share Sale Agreement shall be borne by Technor.

3.4 The parties agree that Technor shall be entitled to discharge any obligation it may have in terms of this Agreement, or to exercise any right it may have in terms of this Agreement by dealing only with Guy


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        Redford, acting both in his personal capacity as a Shareholder and as agent for the remaining Shareholders. Any notices, legal processes and other communications served on Guy Redford at his address specified in
        9.1 shall accordingly constitute due and proper notice to all the Shareholders.


4       PERIOD OF THE OPTION

        The Option shall be exercisable by the giving of 14 days' written notice by Technor to Guy Redford at his chosen DOMICILIUM in terms of 9.1, which notice Technor shall be entitled to give at any time up to and including close of business on 30 May 1999.


5       EXERCISE OF THE OPTION

5.1 Should Technor elect to exercise the Option within the period referred to in 4, then it shall do so by signing the Share Sale Agreement.

5.2 If Guy Redford is presented with the Share Sale Agreement duly signed by Technor, each of the Shareholders shall be obliged to countersign such agreement within 1 Business Day of receipt of such agreement or failing such signature, Guy Redford shall be entitled to sign such agreement for and on behalf of any Shareholder who does not so sign the Share Sale Agreement.

5.3 If the Option is exercised then the sale of the Shares from the Shareholders to Technor shall result on the terms and conditions set forth in the Share Sale Agreement.


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6       OPTION MONIES

        As option monies for the granting of the Option by the Shareholders to Technor in terms of this Agreement, the parties record that an amount of US$500, 000,00 was paid to the Shareholders on or about June 1998, and that such payment was divided amongst each of the Shareholders pro rata according to the number of Shares owned by that Shareholder.


7       UNDERTAKINGS

        The Shareholders undertake not to allot and issue any further Shares, or any securities, options, warrants or rights exercisable for or convertible into Shares, between the date of signature of this Agreement and the last date for exercise of the Option without the prior written consent of Technor.


8       CONFIDENTIALITY AND PUBLIC ANNOUNCEMENTS

        No party shall make any public announcement or statement about this Agreement or its contents without first having obtained the others' prior written consent (which may not be unreasonably withheld) to the announcement or statement and to its contents; except that Technor shall be entitled to make such announcements and public disclosures as may be required by the Federal Securities Laws of the United States of America.


9       DOMICILIUM CITANDI ET EXECUTANDI

9.1 Each party chooses the address set out opposite its name below as its DOMICILIUM CITANDI ET EXECUTANDI at which all notices, legal processes and other communications must be delivered for the purposes of this


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        agreement:

9.1.1   Gerrit van Urk: Lower Ground Floor
                        Exide Place
                        1 Ernst Oppenheimer Drive
                        Bruma Lake
                        Johannesburg
                        2198
                        Gauteng
                        South Africa

                        Telefax Number :(+2711) 622-8973

9.1.2   Albert van Urk: Lower Ground Floor
                        Exide Place
                        1 Ernst Oppenheimer Drive
                        Bruma Lake
                        Johannesburg
                        2198
                        Gauteng
                        South Africa

                        Telefax Number :(+2711) 622-8973

9.1.3   Guy Redford:    Lower Ground Floor
                        Exide Place
                        1 Ernst Oppenheimer Drive
                        Bruma Lake
                        Johannesburg
                        2198
                        Gauteng
                        South Africa

                        Telefax Number :(+2711) 622-8973

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9.1.4   Technor:        Satraangsvagen 88,
                        S-18237 Danderyd,
                        Sweden

                        Telefax Number : (+468) 544-90005

9.2 Any notice or communication required or permitted to be given in terms of this agreement shall be valid and effective only if in writing, but it shall be competent to give notice by telefax.

9.3 Any party may by written notice to the other parties change its chosen address to another physical address and/or its chosen telefax number to another telefax number, provided that the change shall become effective on the fourteenth day after the receipt of the notice by the addressee.

9.4     Any notice to a party contained in a correctly addressed envelope and -

9.4.1     sent by prepaid registered post to it at its chosen address; or

9.4.2 delivered by hand to a responsible person during ordinary business hours at its chosen address,

        shall be deemed to have been received, in the case of 9.4.1, on the seventh Business Day after posting (unless the contrary is proved) and, in the case of 9.4.2, on the day of delivery.

9.5 Any notice by telefax to a party at its telefax number shall be deemed, unless the contrary is proved, to have been received within 2 hours of


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        transmission where it is transmitted during normal business hours or within 2 hours of the opening of business on the first Business Day after it is transmitted where it is transmitted outside those business hours.


10      GENERAL

10.1 This Agreement shall be governed by the law of the RSA in all respects. The parties hereby consent and submit to the non-exclusive jurisdiction of the Witwatersrand Local Division of the High Court of the RSA for and in connection with any action which may be instituted in connection with the terms and provisions of this Agreement.

10.2 This document contains the entire agreement between the parties as to the subject matter hereof.

10.3 No party shall have any claim or right of action arising from any undertaking, representation or warranty not included in this Agreement.

10.4 No failure by a party to enforce any provision of this Agreement shall constitute a waiver of such provision or affect in any way a party's right to require performance of any such provision at any time in the future, nor shall the waiver of any subsequent breach nullify the effectiveness of the provision itself.

10.5 No agreement to vary, add to or cancel this agreement shall be of any force or effect unless reduced to writing and signed on behalf of this parties to this Agreement.

10.6 No party may cede any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other parties to this Agreement.


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10.7    Each party warrants that it is acting as a principal and not as an agent for an undisclosed principal.


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SIGNED at Johannesburg    on May 13                                         1999

                                         /s/ GERRIT VAN URK
                                         ---------------------------------------
                                         GERRIT VAN URK


SIGNED at Bruma           on May 13                                         1999

                                         /s/ ALBERT VAN URK
                                         ---------------------------------------
                                         ALBERT VAN URK


SIGNED at Bruma           on May 13                                         1999

                                         /s/ GUY REDFORD
                                         ---------------------------------------
                                         GUY REDFORD


SIGNED at Johannesburg    on May 13                                         1999


                                          For:     TECHNOR INTERNATIONAL INC.

                                         /s/ Peter Henricsson
                                         ---------------------------------------
                                         Signatory:  Peter Henricsson
                                         Capacity:   Director
                                         Authority:  Board Resolution

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                                          Signatory:
                                          Capacity:
                                          Authority:


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                                                                      SCHEDULE 1


SHARE SALE AGREEMENT